UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 14, 2009

CHEETAH OIL & GAS LTD.
(Exact name of registrant as specified in its charter)

Nevada	000-26907	20-2000871
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

17 Victoria Road, Nanaimo, B.C. V9R 4N9
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (250) 714-1101

______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 3.02 Unregistered Sales of Equity Securities

On June 6, 2005, the Company had adapted a Stock Option Plan. Based on this original Stock Option Plan, on September 14, 2009, the Company has granted additional 150,000 stock options to its directors and consultants of the Company. The exercise price of the stock options is $0.10, which are vested immediately and expires September 14, 2014.

The following are the recipient and the options granted:

Georgina Martin	150,000

Based on the original Stock Option Plan, on September 14, 2009, the Company has modified the exercise price of the previous 2,000,000 stock options that have now been modified to 200,000 stock options after the 10 to 1 stock consolidation to $0.10.

The following are the recipient and options exercise price modified:

Robert McAllister	200,000

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Form of Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2009

(Signature)	Cheetah Oil & Gas Ltd.
By: “/s/ Robert McAllister”
Robert McAllister
President & CEO